February 2017 4Q and Full Year 2016 Earnings Call 1

4Q and Full Year 2016 Earnings Call February 2017 Safe Harbor Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward- looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward- looking statements for any reason, whether as a result of new information, future events, or otherwise. 2

CrossAmerica Business Overview Jeremy Bergeron, President 3

4Q and Full Year 2016 Earnings Call February 2017 CrossAmerica Partners LP Overview* • Master limited partnership and leading wholesale fuels distributor, convenience store lessor, and c-store operator – Distributes annually over 1 billion gallons of fuel – Annual gross rental income of over $80 million – Operates 76 c-stores – 17.5% equity interest in CST Brands’ wholesale fuels business, approximately 1.8 billion gallons of annual fuel supply • Over 1,250 locations – 501 owned sites – 636 Lessee Dealers – 403 Independent Dealers – 76 Company Operated Sites – 100 Commission Agents – 71 Non-fuel Tenant Sites (rent only) • Equity market capitalization of $850 million and enterprise value of $1.3 billion *All information is as of December 31, 2016 4

4Q and Full Year 2016 Earnings Call February 2017 4Q and Full Year Operating Results (in thousands, except for number of sites and per gallon amounts) OPERATING RESULTS (in thousands, except for per gallon and site count) Three Months ended Dec. 31, 2016 2015 % Change Full Year 2016 2015 % Change Total Motor Fuel Distribution Sites (period avg.) 1,188 1,079 10% 1,128 1,064 6% Total Volume of Gallons Distributed 265,391 256,330 4% 1,034,585 1,051,357 (2%) Wholesale Fuel Margin per Gallon $0.052 $0.053 (2%) $0.052 $0.056 (7%) Rental & Other Gross Profit (Net) (Wholesale) $15,510 $13,158 18% $58,672 $45,757 28% Company Operated Sites (period avg.) 74 117 (37%) 86 132 (35%) Volume of Company Op Gallons Distributed 18,865 27,276 (31%) 85,017 135,482 (37%) Company Op Fuel Margin Per Gallon $0.066 $0.089 (26%) $0.085 $0.130 (35%) General, Admin. & Operating Expenses $21,408 $24,183 (12%) $85,230 $108,467 (21%) 5

4Q and Full Year 2016 Earnings Call February 2017 Portfolio Optimization • Continued focus on managing expenses and execution of our integration strategy – Divested of low-margin, high-expense commercial fuels business acquired with PMI acquisition • Divestiture was cash flow positive despite 80 million gallon reduction of wholesale fuel supply – Continue to apply our processes and systems to reduce operating and general & administrative expenses following acquisitions – Converted 77 Company Operated sites to Lessee Dealer accounts in 2016, yielding a more stable, qualifying income cash flow stream Company Operated  Wholesale Fuel Margin  Retail Fuel Margin  Retail Merchandise Margin − Operating Expenses − Income Taxes Lessee Dealer  Wholesale Fuel Margin  Rental Income 6 144 124 121 116 97 80 78 76 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 3Q '16 4Q '16 Company Operated Site Count (end of period)

4Q and Full Year 2016 Earnings Call February 2017 Drivers of Cash Flow Segment Gross Profit(1) Category Gross Profit(1) (1) Presented before intersegment eliminations 7 2016 73% 27% Wholesale Retail $113 million $43 million 35% 5% $9 million 38% 22% Wholesale Fuel Retail Fuel Rent Merch & Other $59 million $34 million $54 million 2015 62% 38% Wholesale Retail $104 million $65 million 35% 11% 27% 27% Wholesale Fuel Retail Fuel Rent Merch & Other $46 million $46 million $59 million $19 million Shift to more stable, qualifying cash flow

4Q and Full Year 2016 Earnings Call February 2017 2016 Highlights • Acquisitions – 31 stores acquired from S/S/G Corp (Franchised Holiday Stores), approx. 26 million annual fuel gallons – 55 lessee dealer and 25 independent dealer accounts acquired from State Oil, approx. 60 million annual gallons • Portfolio Optimization – Closed on a $25 million sale-leaseback transaction (17 properties in the Chicago market) – Continued dealerization process with 77 sites dealerized in 2016 • Expense Reduction – Reduced expenses (operating and G&A) 21% from 2015 to 2016 • Capital Strength – Leverage, as defined under our credit facility, was 4.2 times as of 12/31/16 – Amended credit facility to provide additional borrowing flexibility and sale-leaseback optionality • Sustained Distribution Growth – Grew annual distributions 6.1% in 2016 compared to 2015 – 11 consecutive quarters of distribution growth • Couche-Tard/Circle K proposed merger with CST Brands – Announced in August 2016 – Potential strategic benefit to CrossAmerica – Expected closing in 2nd Quarter 2017 8

CrossAmerica Financial Overview Steven Stellato, Chief Accounting Officer 9

4Q and Full Year 2016 Earnings Call February 2017 4Q and Full Year Results Summary(1) (in millions, except for per unit amounts) KEY METRICS Three Months ended Dec. 31, 2016 2015 % Change Full Year 2016 2015 % Change Gross Profit $38.7 $39.6 (2%) $155.6 $169.5 (8%) Adjusted EBITDA $27.2 $24.7 10% $103.6 $90.3 15% Distributable Cash Flow $21.9 $20.2 8% $81.6 $69.7 17% Weighted Avg. Diluted Units 33.5 33.3 1% 33.4 29.1 15% Distribution Paid per LP Unit $0.6075 $0.5775 5% $2.4000 $2.2300 8% Distribution Declared (with respect to each respective period) per LP Unit $0.6125 $0.5925 3% $2.4200 $2.2800 6% Distribution Coverage 1.07x 1.05x 2% 1.02x 1.08x (5%) 10 (1) See the (i) a reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

4Q and Full Year 2016 Earnings Call February 2017

4Q15 vs 4Q16 Adjusted EBITDA(1)

(in thousands)


$24,708
$3,099
$784
($391)
($985)
$27,215
Acquisitions & Integration(2)
Impact of Supplier Terms Discounts
Impact of Dealer Tank Wagon Pricing
Net, Misc.(3)
Q4 2015 Adjusted EBITDA(1)
Q4 2016 Adjusted EBITDA(1)

(1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or "DCF") to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

(2) Acquisitions & Integration includes all acquisitions and drop downs from CST conducted since 2015 and integration activity on prior transactions

(3) Net, Misc. includes increased Incentive Distribution Right distributions and other miscellaneous items

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4Q and Full Year 2016 Earnings Call February 2017

FY15 vs FY16 Adjusted EBITDA(1)

(in thousands)


$90,314
FY 2015 Adjusted EBITDA(1)
$16,865
Acquisitions & Integration(2)
($2,614)
Impact of Supplier Terms Discounts
($800)
Impact of Dealer Tank Wagon Pricing
($131)
Net, Misc.(3)
$103,634
FY 2016 Adjusted EBITDA(1)

(1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or "DCF") to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.
(2) Acquisitions & Integration includes all acquisitions and drop downs from CST conducted since 2015 and integration activity on prior transactions
(3) Net, Misc. includes increased Incentive Distribution Right distributions and other miscellaneous items

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4Q and Full Year 2016 Earnings Call February 2017 Executing with Measured Growth • Declared distribution attributable to fourth quarter of $0.6125 per unit – 0.5 cent per unit increase over distributions attributable to third quarter 2016 – Increased annual per unit distribution by 6.1% for 2016 over 2015 – Continue to target a long-term distribution coverage ratio of at least 1.1x, while continuing to grow distributions • Further strengthened balance sheet with recent sale-leaseback transaction and amendments to credit facility – Ended 2016 with leverage ratio of 4.2x, as defined under our credit facility • Continue to demonstrate financial flexibility to execute growth strategy in any market cycle • Pending acquisition of our GP by a U.S. subsidiary of Alimentation Couche-Tard presents even more opportunity for growth $0.5125 $0.5225 $0.5325 $0.5425 $0.5475 $0.5625 $0.5775 $0.5925 $0.5975 $0.6025 $0.6075 $0.6125 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Distributions per Unit (on declared basis) 13

Appendix 4Q and Full Year 2016 Earnings Call 14

4Q and Full Year 2016 Earnings Call February 2017 Non-GAAP Financial Measures 15

4Q and Full Year 2016 Earnings Call February 2017 Non-GAAP Reconciliation 16